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                    MERRILL LYNCH CORPORATE BOND FUND, INC.

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                      SUPPLEMENT DATED FEBRUARY 6, 1996
                     TO PROSPECTUS DATED JANUARY 26, 1996

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                        FOR USE IN THE STATE OF ARIZONA

  The Fund's High Income Portfolio may invest primarily in lower rated bonds, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest than are investments in higher rated bonds. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

Code # 10046-0196AZ